Exhibit 10.1

Dicerna Pharmaceuticals, Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

December 13, 2017

The holders of Redeemable Convertible

Preferred Stock listed in Schedule 1 hereto

(collectively, the “Investors”)

Re: Redeemable Convertible Preferred Stock

This letter agreement is entered into by and between the Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investors and is effective as of the date first written above.

WHEREAS, the Board of Directors of the Company authorized the filing of a certificate of designation with respect to 700,000 shares of Redeemable Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”), and such certificate of designation was filed with the Secretary of State of the State of Delaware on April 10, 2017 (the “Certificate of Designation”).

WHEREAS, pursuant to the terms of that certain redeemable convertible preferred stock purchase agreement, dated March 30, 2017 (the “Stock Purchase Agreement”), the Investors purchased in aggregate 700,000 shares of Preferred Stock.

WHEREAS, the Company desires to induce the Investors to (i) exercise their option to convert the shares of Preferred Stock into shares of common stock of the Company, par value $0.0001 (the “Common Stock”), in accordance with and subject to the terms of the Certificate of Designation, (ii) agree to the repurchase of all shares of their Preferred Stock that were not converted in the Optional Conversion (as defined below) pursuant to the application of Conversion Blockers (as defined below), (iii) agree to receive certain additional shares of Common Stock or pre-funded warrants exercisable for shares of Common Stock as set forth herein, and (iv) waive certain registration rights under the Amended and Restated Registration Rights Agreement, dated April 11, 2017, by and among the Company and the Investors (the “Registration Rights Agreement”) in connection with the Company’s offer, issuance and sale of certain shares of Common Stock through a follow-on public offering with gross proceeds to the Company of at least $40 million (the “Follow-on Offering”) and to amend the definition of “Registrable Securities” therein, in each case subject to the terms and conditions of this letter agreement; and

WHEREAS, Section 4.6 of the Registration Rights Agreement provides that any provision of the Registration Rights Agreement may be waived by the prior written consent of (i) the Company and (ii) the holders of a majority of the Registrable Securities (as defined in the Registration Rights Agreement) then held by the investors thereunder (the “Requisite Investors”).

NOW THEREFORE, for good and valuable consideration, the receipt of sufficiency of which is hereby acknowledged, each of the Investors and the Company, intending to be bound, agree as follows:

1.	Dividend Rate Step-Down. Each Investor, severally and not jointly, agrees that the Company’s entry into the collaborative research and license agreement with Boehringer Ingelheim International GmbH (the “BI Agreement”) on October 27, 2017 and receipt of the upfront payment of $10.0 million in connection with the BI Agreement constitutes a “Partnership Event” (as defined in the Certificate of Designation) resulting in a dividend rate step-down from 12% to 8% per annum commencing on October 28, 2017.

2.	Notice of Contingent Optional Conversion of Preferred Stock to Common Stock.

a.	Subject to consummation of the Follow-on Offering, each Investor agrees, severally and not jointly, as follows:

i.	this letter agreement constitutes a notice of conversion to the Company pursuant to Section 5(c) of the Certificate of Designation;

ii.	that pursuant to Section 5(a) of the Company’s Certificate of Designation, it is exercising its option to convert all of its outstanding shares of Preferred Stock that are not subject to the application of Conversion Blockers (as defined below), into shares of the Company’s Common Stock at a conversion price of $3.19 per share with such conversion effected as of the date and time of the consummation of the Follow-on Offering (such conversion, the “Optional Conversion”); provided that this Optional Conversion will be automatically revoked if the Follow-on Offering is not consummated on or before January 2, 2018;

iii.	that the date of delivery of the notice in this Section 2 and the “Trading Day” on which such Investor effects the Optional Conversion for purposes of Section 5(c)(i) of the Certificate of Designation shall be the date of the consummation of the Follow-on Offering and not the date of this letter agreement;

iv.	that the Company is authorized to instruct its transfer agent to issue shares of Common Stock to such Investor pursuant to the Optional Conversion promptly following consummation of the Follow-on Offering.

b.	Solely in connection with the Optional Conversion, each of the Company and the Investors, severally and not jointly, agrees to waive the requirement in Section 5(c)(i) of the Certificate of Designation to disclose the number of shares of Preferred Stock to be converted, the number of shares of Common Stock to be issued, and the number of shares of Preferred Stock owned subsequent to the Optional Conversion in the notice provided herein.

c.	Each Investor agrees to provide satisfactory evidence, within one business day of the entry into this letter, that it has arranged for delivery to the Company prior to closing of the Follow-on Offering of the certificate(s) representing all of Investor’s shares of Preferred Stock.

d.	For the purposes of this letter agreement, “Conversion Blocker” means the limitations on conversion set forth in Section 5(j) of the Certificate of Designation.

e.	Any shares of Preferred Stock converted pursuant to the Optional Conversion shall be automatically and immediately retired and canceled and shall not be reissued, sold or transferred.

3.	Repurchase of Blocked Shares.

a.	Subject to the consummation of the Follow-on Offering and the effectiveness of the Optional Conversion:

i.	the Company agrees to repurchase from each Investor who, immediately following the effectiveness of the Optional Conversion, continues to be entitled to shares of Common Stock issuable upon conversion of shares of Preferred Stock (such Investor, a “Blocked Investor”) as a result of the application of Conversion Blockers (such residual shares of Common Stock that would be issuable but for the Conversion Blockers, the “Residual Shares”), and each Blocked Investor, severally and not jointly, agrees to sell to the Company all of such Blocked Investor’s Residual Shares at a price per share of $0.0001 (such transaction, the “Repurchase”).

b.	The Company and each Blocked Investor agrees, severally and not jointly, that:

i.	the Repurchase shall take place and close promptly after the consummation of the Follow-on Offering and the effectiveness of the Optional Conversion and the Repurchase and shall be consummated by the date that is no later than three business days following the consummation of the Follow-on Offering and the effectiveness of the Optional Conversion;

ii.	the aggregate purchase price payable to each Blocked Investor shall be paid by the Company at the Closing by cashiers’ or certified check(s) or by wire transfer(s);

iii.

at the closing of the Repurchase, each Blocked Investor shall either duly endorse in blank certificate(s) evidencing the particular Residual Shares being repurchased from such Blocked Investor as contemplated herein in a form ready for transfer or duly execute and deliver an assignment separate from certificate for such Residual Shares, and shall execute any documents or assignments necessary to effectuate the transfer and conveyance of said Residual Shares;

iv.	Any shares of Preferred Stock that are repurchased by the Company shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred.

c.	Each Blocked Investor, severally and not jointly, represents and warrants that it owns the Residual Shares free and clear of all pledges, liens, encumbrances, security interests, options, claims and other charges of every kind. Such Blocked Investor has not entered into any contract or agreement, other than this letter agreement, to sell or otherwise transfer any of such Residual Shares. By delivery of a certificate or certificates representing its Residual Shares, such Blocked Investor shall transfer clear and marketable title to such Residual Shares to the Company at the closing of the Repurchase.

d.	The Company represents and warrants that:

i.	it presently has, and immediately following the consummation of and after giving effect to, the execution and delivery of this letter agreement, will be able to pay its known and reasonably anticipated debts as they become due in the usual course of business, or has or will have total assets which are greater than the sum of its total liabilities; and

ii.	it is not repurchasing the Residual Shares owned by the Blocked Investors for the purpose of immediate resale and does not have any present intention to sell or otherwise transfer any of the Residual Shares, and has not accepted nor is it currently evaluating any written offers to purchase any of the Residual Shares or any substantial portion of the assets or the business of the Company or to merge the Company with or into any other entity.

4.	Issuance of Pre-funded Warrants.

a.	In consideration of each Investor’s agreement to provide the waiver and amendment to the Registration Rights Agreement in Section 7 herein and such Investor’s agreement to consummate the Optional Conversion, and subject to the effectiveness of the Optional Conversion and the closing of the Repurchase, the Company hereby agrees to issue and each Investor, severally and not jointly, agrees to accept a pre-funded warrant (the “Warrant” and, collectively, the “Warrants”) exercisable at a price per share of $0.0001 per share of Common Stock for the number of shares of Common Stock calculated with respect to each Investor in accordance with the following formula (the “Additional Investor Shares”):

i.	the sum of

1.	the number of shares of Common Stock into which the additional dividend accruals on the Preferred Stock that such Investor would have been entitled to receive up to and including March 31, 2018 are convertible, calculated immediately prior to the effectiveness of the Optional Conversion; and

2.	the number of Residual Shares repurchased (or to be repurchased) from such Investor, if any, by the Company in accordance with Section 3 of this letter agreement.

ii.	The formula in Section 4(a)(i) above assumes (1) a conversion price of $3.19 per share of Preferred Stock; (2) application of a dividend rate of 12% per annum from April 11, 2017 to October 27, 2017, and (3) application of a dividend rate of 8% per annum commencing from October 28, 2017 through March 31, 2018.

b.	The closing for the issuance, sale and transfer of the Warrants (or shares of Common Stock contemplated by Section 4(d)) shall take place promptly after the consummation of the Follow-on Offering, the effectiveness of the Optional Conversion and the closing of the Repurchase and, in any event, by the date that is no later than three business days following the consummation of the Follow-on Offering.

c.	The Company and each Investor agree that each Warrant issued hereunder shall be in the form of Exhibit A.

d.	Notwithstanding anything in the foregoing to the contrary, each Investor shall have the right, by delivering written notice thereof to the Company during the period commencing from the date of execution of the underwriting agreement for the Follow-on Offering to the close of business on the business day preceding the consummation of the Follow-on Offering, to receive the Additional Investor Shares in the form of Common Stock to the extent that such additional shares of Common Stock representing Additional Investor Shares, together with the shares of Common Stock issued in the Optional Conversion and any shares of Common Stock to be purchased by such Investor in the Follow-on Offering, do not exceed any Conversion Blockers.

5.	Satisfaction of Obligations; Termination of Side Letter.

a.	The Company and each Investor agree that the sum of (i) the shares of Common Stock resulting from the Optional Conversion plus (ii) the Additional Investor Shares is as set forth on Schedule 1 hereto.

b.	Subject to the consummation of the Follow-on Offering, each Investor agrees that (i) the effectiveness of the Optional Conversion, (ii) the closing of the Repurchase, and (iii) the issuance of Additional Investor Shares in the form of Common Stock and/or Warrants (the “Additional Issuance”, collectively with the Optional Conversion and the Repurchase, the “Conversion Transactions”), shall constitute satisfaction in full of the Company’s obligations to such Investor under the Certificate of Designation.

c.	Each Investor agrees that the side letter re Certain Terms dated March 30, 2017 entered into by and between the Company and the Investors shall be automatically terminated, without any further action by the parties hereto, following the consummation of the Conversion Transactions and the filing of a certificate of elimination with respect to the Preferred Stock.

6.	Waiver and Agreement to Amend the Registration Rights Agreement.

a.	Each Investor has been granted certain registration rights pursuant to the Registration Rights Agreement and hereby waives the right to receive notice of the Follow-on Offering or to request registration of any Registrable Securities (as defined in the Registration Rights Agreement) in connection with the Follow-on Offering and any prospectus supplement filed in connection therewith that may arise under Section 3.3 or any other provision of the Registration Rights Agreement as it relates to the Follow-on Offering. Each Investor acknowledges that consent to this waiver of registration rights and the related notice provisions by the Requisite Investors will bind all investors party to the Registration Rights Agreement and such investors’ Permitted Transferees (as defined in the Registration Rights Agreement); and

b.	The waiver in this Section 6 shall automatically terminate and shall be of no further force or effect with respect to the Follow-on Offering upon the earliest to occur, if any, of: (i) the representatives of the underwriters for such Follow-on Offering, on the one hand, or the Company on the other hand, notifies the other in writing, prior to the execution of the underwriting agreement for the Follow-on Offering, that it has determined not to proceed with the Follow-on Offering, and such underwriting agreement is not executed by January 2, 2018; (ii) the Registration Statement that is filed by the Company with the Securities and Exchange Commission with respect to the Follow-on Offering is withdrawn; (iii) the underwriting agreement (other than the provisions thereof which survive termination) entered into between the Company and the underwriters terminates or is terminated for any reason prior to payment and delivery of the shares of common stock to be sold thereunder; or (iv) the closing of the Follow-on Offering has not occurred on or prior to the 60th day following the execution of the underwriting agreement by all parties thereto. Upon termination of this waiver, all rights waived pursuant to this waiver shall automatically be reinstated as originally constituted and remain in full force and effect.

c.	Each Investor agrees to enter into an amendment to the Registration Rights Agreement in substantially the form set forth in Exhibit B hereto and acknowledges and agrees that the waiver in this Section 6 and the agreement to amend the Registration Rights Agreement in this Section 6(c) are conditions precedent to the Company’s obligations to consummate the Conversion Transactions.

7.	Investor Representations. The Company is issuing Common Stock in the Optional Conversion (the “Conversion Shares”), Additional Investor Shares in the form of Common Stock and/or Warrants, and shares of Common Stock issuable upon exercise of Warrants (the “Warrant Shares”, and collectively, the “Securities”) to, and consummating the Conversion Transactions with, the Investors in reliance upon the following representations made by each Investor:

a.	Investor acknowledges and agrees that the Securities are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Investor acknowledges and agrees that (i) the Securities are being offered and sold in in reliance upon federal and state exemptions for transactions not involving any public offering, and the Securities have not yet been registered under the Securities Act or under any state securities laws, and (ii) such Securities may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

b.	Investor acknowledges and agrees that (i) the registrar or transfer agent for the Securities will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any Securities in the form of definitive physical certificates or warrants will bear a restrictive legend.

c.	Investor is acquiring the Securities solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

d.	Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

e.	Investor has experience as an investor in securities of companies in the development stage and is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment and has such knowledge and experience in financial or business matters that he/she/it is capable of evaluating the merits and risks of his/her/its investment in the Securities and protecting his/her/its own interests in connection with such investment. Such Investor acknowledges that any investment in the Securities involves an extremely high degree of risk and that the Company’s future prospects are uncertain. Such Investor represents that he/she/it is able, without materially impairing his/her/its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of his/her/its investment.

f.	Investor has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the Securities;

g.	Investor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the acquisition of the Securities;

h.	Investor’s investment in the Company’s Securities is consistent, in both nature and amount, with Investor’s overall investment program and financial condition; and

i.	Investor’s principal residence is as set forth in Schedule 1 hereto.

8.	Additional Representations, Covenants and Conditions.

a.	Each party to this letter agreement hereby represents and warrants to the other party that:

i.	it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this letter agreement and that its decision to execute this letter agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this letter agreement such party has completely read this letter agreement and that such party understands the terms of this letter agreement and its significance. This letter agreement shall be construed neutrally, without regard to the party responsible for its preparation.

ii.	the execution, performance and delivery of this letter agreement has been authorized by all necessary action by such party;

iii.	the representative executing this letter agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of this letter agreement;

iv.	this letter agreement is the legal, valid and binding obligation of each party, enforceable against such party in accordance with its terms; and

v.	the execution and delivery by such party of this letter agreement and the compliance with the terms and provisions of this Agreement will not result in (1) any violation of any federal, state or local laws, orders or regulations applicable to such party, or (2) any violation of, or in conflict with, or breach the terms, conditions or provisions of, or constitute a default under, any agreement, or require or give to others any interest or rights, including rights of termination, cancellation or acceleration, with respect to any instruments, contracts or agreements, or require any authorization, consent, approval, exemption or other action by, or notice to or filing with, any court, administrative or governmental body which has not been obtained or given.

b.	The Company shall use commercially reasonable efforts in the form of resolutions adopted by the Company’s Board of Directors in its discretion to seek to cause the receipt at the closing of the Securities, any subsequent conversion or exercise thereof, and the receipt of any shares of Common Stock deliverable upon such conversion or exercise, in each case, by each Investor that may from time to time be subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

c.	The Securities have been duly authorized and reserved for issuance by the Company. As of the date hereof the Company has, and immediately following consummation of the Follow-on Offering the Company will have, sufficient shares of Common Stock available under its Certificate of Incorporation to consummate the Optional Conversion and the Additional Issuance (including issuances upon exercise of the Warrants) hereby.

d.	The Company’s and each Investor’s agreements and obligations in this letter agreement are expressly subject to the participation of investors holding all outstanding shares of Preferred Stock in the Conversion Transactions, to the extent applicable.

9.	Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this letter agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Investors shall be entitled to an injunction to prevent breaches of this letter agreement, and to specific enforcement of this letter agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

10.	Counterparts; Facsimile Signatures. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The exchange of copies hereof, including signature pages hereto, by facsimile, e-mail or other means of electronic transmission shall constitute effective execution and delivery hereof as to the parties and may be used in lieu of the original letter agreement for all purposes and shall be deemed to be original signatures for all purposes.

11.	Reliance. Each of the undersigned Investors understands that the Company and the underwriters of any Follow-on Offering will proceed with the Follow-on Offering in reliance on this letter agreement, including the waiver in Section 6.

12.	Governing Law. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

13.	Entire Agreement. This letter agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this letter agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

14.	Further Assurances. Each party hereto agrees to cooperate fully with the other parties hereto and to execute and deliver, or cause to be executed and delivered, such further agreements, instruments and documents and to give such further written assurance and take such further acts as may be reasonably requested by any other party hereto to evidence and reflect the transactions contemplated by this letter agreement and to carry into effect the intents and purposes of this letter agreement.

15.	Certain Definitions. As used herein, (i)“gross proceeds to the Company” shall mean the aggregate of the public offering price per share of the Company’s common stock sold in the Follow-on Offering multiplied by the number of shares sold (and, for the avoidance of doubt, shall be inclusive of any and all underwriting discounts and commissions and offering expenses of the Company); and (ii) the “consummation” or the “closing” of the Follow-on Offering shall mean the closing of the Follow-on Offering at which the Company sells to the underwriters a number of shares of the Company’s common stock such that gross proceeds to the Company are at least $40 million (and, for the avoidance of doubt, shall not require the exercise and/or settlement of any option to purchase additional shares agreed to by the Company with the underwriters as part of the Follow-on Offering).

16.

Waiver of Conflicts. Each Investor acknowledges that it (i) has read the letter agreement and exhibits referenced herein (the “Transaction Documents”), (ii) has been represented in the preparation, negotiation and execution of the Transaction Documents by legal counsel of its own choice or has voluntarily declined to seek such legal counsel, and (iii) understands the terms and consequences of the Transaction Documents and is fully aware of the legal and binding effect thereof. Each Investor understands that the Company has been represented in the preparation, negotiation and execution of the Transaction Documents by Sidley Austin LLP and Richards, Layton & Finger and that neither Sidley Austin LLP nor Richards, Layton & Finger has represented any Investor (or any director, employee or stockholder of the Company or any Investor) in the preparation, negotiation and execution of any Transaction Documents. Each party hereto acknowledges that Sidley Austin LLP or Richards, Layton & Finger may have an investment in certain of the Investors or may have in the past performed, and may continue to perform, legal services for certain of the Investors (or Affiliates thereof) in matters unrelated to the transactions contemplated hereby, including the representation of such Investors (or Affiliates thereof) in venture capital financings and other matters. Accordingly, each party hereto hereby (i) acknowledges that it has had an opportunity to ask for, and has obtained, information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation, (ii) gives its informed consent to representation by Sidley Austin LLP and by Richards, Layton & Finger of certain of the Investors in such unrelated matters and to representation of the Company by Sidley Austin LLP and Richards, Layton & Finger in connection with the Transaction Documents and the transactions contemplated thereby, and (iii) waives any conflict arising out of each such representation with respect to the matters contemplated hereby.

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IN WITNESS WHEREOF, the Company and each of the undersigned stockholders have executed this letter agreement as of the date first set forth above.

COMPANY:

DICERNA PHARMACEUTICALS, INC.

By:	/s/ Douglas Fambrough, III, Ph.D.
Douglas Fambrough, III, Ph.D., Chief Executive Officer

[SIGNATURE PAGE TO LETTER AGREEMENT]

STOCKHOLDERS:

Bain Capital Life Sciences Fund, L.P.
By: Bain Capital Life Sciences Partners, LP, its general partner
By: Bain Capital Life Sciences Investors, LLC its general partner

By:	/s/ Jeffrey Schwartz
Name:	Jeffrey Schwartz
Title:	Managing Director

Address:
200 Clarendon Street
Boston, MA 02116

BCIP Life Sciences Associates, LP
By: Boylston Coinvestors, LLC
its general partner

By:	/s/ Jeffrey Schwartz
Name:	Jeffrey Schwartz
Title:	Managing Director

Address:
200 Clarendon Street
Boston, MA 02116

[SIGNATURE PAGE TO LETTER AGREEMENT]

Cormorant Private Healthcare Fund I, LP
By: Cormorant Private Healthcare GP, LLC,
its general partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the GP

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

Cormorant Global Healthcare Master Fund, LP
By: Cormorant Global Healthcare GP, LLC,
its general partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the GP

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

CRMA SPV, L.P.
By: Cormorant Asset Management, LLC,
its Special Limited Partner

By:	/s/ Bihua Chen
Name:	Bihua Chen
Title:	Managing Member of the Investment Manager

Address:
PO Box 309
Ugland House, Grand Cayman
KY1-1104, Cayman Islands

[SIGNATURE PAGE TO LETTER AGREEMENT]

Domain Partners VIII, L.P.
By: One Palmer Square Associates VIII, LLC
its general partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

DP VIII Associates, L.P.
By: One Palmer Square Associates VIII, LLC
its general partner

By:	/s/ Lisa A. Kraeutler
Name:	Lisa A. Kraeutler
Title:	Attorney-in-fact

Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

[SIGNATURE PAGE TO LETTER AGREEMENT]

EcoR1 Capital Fund, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Founder

Address:
409 Illinois Street
San Francisco, CA 94158

EcoR1 Capital Fund Qualified, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Founder

Address:
409 Illinois Street
San Francisco, CA 94158

[SIGNATURE PAGE TO LETTER AGREEMENT]

RA Capital Healthcare Fund, L.P.
By: RA Capital Management, LLC,
its general partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Authorized Signatory

Address: 20 Park Plaza, Suite 1200
Boston, MA 02116

[SIGNATURE PAGE TO LETTER AGREEMENT]

Blackwell Partners LLC – Series A

By:	/s/ Abayomi A. Adigun
Name:	Abayomi A. Adigun
Title:	Investment Manager DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller DUMAC, Inc. Authorized Agent

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701

RTW Master Fund, LTD

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	Director

Address:
250 West 55th Street, 16th Floor, Suite A
New York, NY 10019

RTW Innovation Master Fund, LTD

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	Director

Address:
250 West 55th Street, 16th Floor, Suite A
New York, NY 10019

[SIGNATURE PAGE TO LETTER AGREEMENT]

Skyline Venture Partners V, L.P.
By: Skyline Venture Management V, LLC,
its general partner

By:	/s/ John Freund
Name:	John Freund
Title:	Managing Director

Address:
525 University Avenue, Suite 1350
Palo Alto, CA 94301

[SIGNATURE PAGE TO LETTER AGREEMENT]

Schedule 1

Investor	Shares of Preferred Stock	Conversion Shares and Additional Investor Shares (1)
Bain Capital Life Sciences Fund, L.P. 200 Clarendon Street, Boston, MA 02116	226,139	7,820,100
BCIP Life Sciences Associates, LP 200 Clarendon Street, Boston, MA 02116	23,861	825,135
Blackwell Partners LLC – Series A 280 S. Mangum Street, Suite 210, Durham, NC 27701	14,076	486,761
Cormorant Private Healthcare Fund I, LP 200 Clarendon Street, 52nd Floor, Boston, MA 02116	66,500	2,299,633
Cormorant Global Healthcare Master Fund, LP 200 Clarendon Street, 52nd Floor, Boston, MA 02116	15,800	546,379
CRMA SPV, L.P. PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands	3,200	110,659
Domain Partners VIII, L.P. One Palmer Square, Suite 515, Princeton, NJ 08542	49,632	1,716,322
DP VIII Associates, L.P. One Palmer Square, Suite 515, Princeton, NJ 08542	368	12,726
EcoR1 Capital Fund, L.P. 409 Illinois Street, San Francisco, CA 94158	24,129	834,404
EcoR1 Capital Fund Qualified, L.P. 409 Illinois Street, San Francisco, CA 94158	78,371	2,710,143
RA Capital Healthcare Fund, L.P. 20 Park Plaza, Suite 1200, Boston, MA 02116	62,424	2,158,681
RTW Innovation Master Fund, LTD 250 West 55th Street, 16th Floor, Suite A, New York, NY 10019	2,920	100,976
RTW Master Fund, LTD 250 West 55th Street, 16th Floor, Suite A, New York, NY 10019	82,580	2,855,695
Skyline Venture Partners V, L.P. 525 University Avenue, Suite 1350, Palo Alto, CA 94301	50,000	1,729,047
Total	700,000	24,206,663

(1)	Represents the aggregate shares of Common Stock into which the Preferred Stock is expected to be convertible as of the consummation of Follow-on Offering after adding accrued dividends up to and including March 31, 2018 and assumes (1) a conversion price of $3.19 per share; (2) application of a dividend rate of 12% per annum from April 11, 2017 to October 27, 2017, (3) application of a dividend rate of 8% per annum commencing from October 28, 2017 through March 31, 2018, and (4) no application of Conversion Blockers.

Exhibit A

Form of Warrant

EXHIBIT A

THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

Warrant No. CS-[●]	Warrant to Purchase Shares
Number of Shares of Common Stock: [●]	of Common Stock
Issue Date: [●]

FORM OF PRE-FUNDED WARRANT TO PURCHASE

COMMON STOCK

OF

DICERNA PHARMACEUTICALS, INC.

Dicerna Pharmaceuticals, Inc., a company organized under the laws of Delaware (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [HOLDER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issue Date first set forth above (the “Initial Exercisability Date”), until 5:00 p.m., EST, on the date that is the ten-year anniversary of the Issue Date (the “Expiration Date”),[●] fully paid non-assessable shares of Common Stock (as defined below), subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (the “Warrant”), shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to purchase Common Stock (the “Warrants”) issued pursuant to that certain Letter Agreement, dated as of [●], 2017 by and between the Company and holders of the Company’s Redeemable Convertible Preferred Stock

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder at any time or times on or after the Initial Exercisability Date, in whole or in part, by delivery (whether via facsimile, electronic mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Following the delivery of the Exercise Notice, Holder shall make prompt payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or, if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Trading Day following the date on which the Company has received the applicable Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice, in the form attached to the Exercise Notice, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or prior to the earlier of (i) two (2) Trading Days following the date the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise) in connection with an Exercise Notice and (ii) the number of Trading Days comprising the Standard Settlement Period (such earlier date, the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated

Securities Transfer Program (the “FAST Program”), credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC FAST Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record and beneficial owner of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is physically delivered to the Company in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant, provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, in the form attached hereto as Exhibit B, duly executed by the Holder, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto or that the Holder establish, to the satisfaction of the Company, that such tax has been paid. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to the Holder’s delivery of the Aggregate Exercise Price (or notice of a Cashless Exercise) with respect to such exercise. If (i) the Company fails to deliver to the Holder the Warrant Shares that are subject to an Exercise Notice (the “Exercise Notice Warrant Shares”) by the Share Delivery Date (or, to the extent Warrant Shares are subject to a Dispute Procedure pursuant to Section 11 hereof, within one (1) Business Day of the Company’s receipt of the investment bank’s or accountant’s calculation) and (ii) the Holder has not exercised its Buy-In rights as provided below with respect to such shares, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of the Warrant Shares subject to the Exercise Notice the proportionate amount of $100 per Trading Day (increasing to $200 per Trading Day after the tenth (10th) Trading Day) after the Share Delivery Date for each $10,000 of Warrant Shares subject to an Exercise Notice which are not timely delivered. For purposes of clarification, if the Company is obligated to make payments of liquidated damages pursuant to this Section 1(a) for late issuance of Warrant Shares, then it shall not also be obligated to make Buy-In payments as described below with respect to those same Warrant Shares. The Company shall pay any payments incurred under this Section 1(a) in immediately available funds upon demand.

(b) Exercise Price. The aggregate Exercise Price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Issue Date (the “Pre-Paid Exercise Price”) and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect the exercise of this Warrant. For purposes of this Warrant, “Exercise Price” means the unpaid $0.0001 per Warrant Share, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. In addition to any other rights available to the Holder, if the Company fails for any reason to issue to the Holder on or prior to the applicable Share Delivery Date, if (x) the Transfer Agent is not participating in the DTC Fast Program, a certificate for the number of shares of

Common Stock to which the Holder is entitled and register such Common Stock on the Company’s share register or (y) if the Transfer Agent is participating in the DTC FAST Program, to credit the Holder’s balance account with DTC, for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant (or, to the extent shares of Common Stock are subject to a Dispute Procedure, within one (1) Business Day of the Company’s receipt of the investment bank’s or accountant’s calculation) and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder or its brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock which the holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, minus any amounts paid to the Holder by the Company as liquidated damages as described in Section 1(a) above, exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000, assuming no liquidated damages. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. In addition to the foregoing rights, if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a registration statement covering the issuance or resale of the Exercise Notice Warrant Shares is not available for the issuance or resale, as applicable, of such Exercise Notice Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A=	the total number of shares with respect to which this Warrant is then being exercised.

B=

as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a) hereof or (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If Warrant Shares are issued in such Cashless Exercise, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 1(d).

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.

(f) Beneficial Ownership.

(i)    The Company may not issue to Holder, or a group of affiliated holders, of Warrants, upon exercise of such Warrants, a number of Warrant Shares that would cause Holder, or a group of affiliated holders, to beneficially own, in the aggregate, a number of shares of the Company’s capital stock that represents in excess of 19.99% of the Company’s voting power, unless (x) the Company obtains the approval of its stockholders as required by the applicable rules of the relevant Trading Market for issuances of shares of Common Stock in excess of such amount or (y) the Company is not subject to rules of the relevant Trading Market limiting issuances of shares of Common Stock in excess of such amount.

(ii)    Notwithstanding anything to the contrary herein, upon the written election of the Holder in substantially the form attached hereto as Exhibit C, Holder shall not be entitled to effect the exercise of any portion of this Warrant pursuant to the terms and conditions of this Warrant, and any such exercise shall be null and void and treated as if never made, in each case, to the extent that, after giving effect to such exercise, the Holder, together with all other Attribution Parties (as defined below), collectively would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (such percentage, subject to such modifications in accordance with, and subject to the limitations set forth in, this Section 1(f), the “Maximum Percentage”). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any other Attribution Party and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of determining the number of shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Exercise Notice from Holder at a time when the actual number of outstanding shares of

Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the excess shares. For any reason at any time, upon the written or oral request of Holder, where such request indicates that it is being made pursuant to this Warrant, the Company shall within two (2) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon the exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock, the number of shares so issued by which Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void and/or any other Warrant Shares have been purported to be issued in excess of the limitations set forth in this Section 1(f), the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares.

(iii)    Upon delivery of a written notice to the Company, Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage that is not in excess of 19.99% (except that such increased percentage may exceed 19.99% in the event that (x) the Company obtains the approval of its stockholders as required by the applicable rules of the relevant Trading Market for issuances of shares of Common Stock in excess of such amount or (y) the Company is not subject to rules of the relevant Trading Market limiting issuances of shares of Common Stock in excess of such amount) as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation as contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(iv)    As used in this Warrant with respect to the Holder, “Attribution Parties” means, collectively, the following persons and entities: Holder, any of its Affiliates or principals, any person acting or who could be deemed to be acting as a group together with the Holder or any of the foregoing for purposes of Section 13(d) of the Exchange Act, and any other persons whose beneficial ownership of the Common Stock would or could be aggregated with Holder’s and the other Attribution Parties’ for purposes of Section 13(d) of the Exchange Act.

(v)    The limitation contained in this Section 1(f) shall apply to Holder from and after the delivery of such written election to the Company and shall cease to apply thereafter only upon sixty-one (61) days’ written notice from Holder to the Company of an election to increase or decrease or remove such limitation; provided, that such election to be subject to such limitation shall be irrevocable if Holder specifies in writing to the Company that such election is irrevocable. For the avoidance of doubt, the limitation contained in this Section 1(f) shall not apply to any holder of Warrants that has not elected in writing to be subject to such limitation.

(g) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g) be reduced other than in connection with any exercise of Warrants or such other event covered by Section 2(c) below. The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Warrants based on the number of shares of Common Stock issuable upon exercise of Warrants held by each holder thereof on the Issue Date (without regard to any limitations on exercise) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Warrants shall be allocated to the remaining holders of Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the Warrants then held by such holders thereof (without regard to any limitations on exercise).

(h) Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(b) Adjustment Upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issue Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issue Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if, on or after the Issue Date and on or prior to the Expiration Date, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. FUNDAMENTAL TRANSACTIONS.

(a) Fundamental Transaction. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(a), including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 3 above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 3 above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) (collectively, the “Corporate Event Consideration”) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). The provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

5. UNDERTAKINGS. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment due to such event. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise). The Company shall be obligated to promptly reissue unlegended Warrants or Warrant Shares upon the request of the Holder (x) at such time as the holding period under Rule 144 or another applicable exemption from the registration requirements of the Securities Act has been satisfied or (y) at such time as a registration statement is available for the transfer of the Warrant or the Warrant Shares. The Company is entitled to request from Holder an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without the obligation to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issue Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, (i) if delivered (a) from within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, electronic mail or by facsimile or (b) from outside the United States, by International Federal Express, electronic mail or facsimile, and (ii) will be deemed given (A) if delivered by first-class registered or certified mail domestic, three (3) Business Days after so mailed, (B) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (C) if delivered by International Federal Express, two (2) Business Days after so mailed and (D) on the date of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 prior to 5:00 p.m. (New York time) on a Trading Day, (E) the next Trading Day after the date of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 on a day that is not a Trading Day or later than 5:00 p.m. (New York time) on any Trading Day and (E) if delivered by facsimile, upon electronic confirmation of receipt of such facsimile, and will be delivered and addressed as follows:

(i) if to the Company, to:

Dicerna Pharmaceuticals, Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

Attention: Douglas M. Fambrough, III, Ph.D.

Facsimile: [●]

Email: [●]

(ii) if to the Holder, at such address or other contact information delivered by the Holder to Company or as is on the books and records of the Company.

The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

10. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule thereof.

11. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Business Days of receipt of the Exercise Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations (the “Dispute Procedure”). Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

12. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

13. TRANSFER. The Holder acknowledges that this Warrant and the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company only upon the effectiveness of a registration statement covering the issuance or resale of this Warrant or the Warrant Shares. Any transfer shall be recorded on the books of the Company upon the surrender of this Warrant or the Warrant Shares, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer of this Warrant, the Company shall issue to the holders one or more appropriate new warrants.

14. SEVERABILITY; CONSTRUCTION; HEADINGS. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

15. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.

16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

(b) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the Dispute Procedure in Section 11. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(c) “Bloomberg” means Bloomberg Financial Markets.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to the Dispute Procedure in Section 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(f) “Common Stock” means (i) the Company’s Common Stock, par value $0.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(g) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(h) “Eligible Market” means The NASDAQ Capital Market, the NYSE MKT LLC, The NASDAQ Global Select Market, The NASDAQ Global Market or The New York Stock Exchange, Inc.

(i) “Fundamental Transaction” means that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock.

(j) “Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(k) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(l) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Holder, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Holder or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(m) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(n) “Principal Market” means The NASDAQ Global Market.

(o) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Company’s primary trading market or quotation system with respect to the Common Stock that is in effect on the date of receipt of an applicable Exercise Notice.

(p) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(q) “Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(r) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Common Stock is not then listed or quoted and traded on any Trading Market, then a day on which trading occurs on the NASDAQ Global Market (or any successor thereto).

(s) “Trading Market” means the following market(s) or exchange(s) on which the Common Stock is listed or quoted for trading on the date in question (as applicable): the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the NYSE MKT or any successor markets thereto.

(t) “Volume Weighted Average Price” or “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Volume Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Volume Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to the Dispute Procedure in Section 11 with the term “Volume Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issue Date set out above.

DICERNA PHARMACEUTICALS, INC.

By:
Name:	Douglas M. Fambrough, III, Ph.D.
Title:	President & Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

DICERNA PHARMACEUTICALS, INC.

The undersigned holder hereby exercises the right to purchase                     of the shares of Common Stock (“Warrant Shares”) of Dicerna Pharmaceuticals, Inc., a company organized under the laws of Delaware (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

                     a “Cash Exercise” with respect to                      Warrant Shares; and/or                      a “Cashless Exercise” with respect to                      Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $                     to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder                      Warrant Shares in accordance with the terms of the Warrant.

[If there is not an effective registration statement covering the issuance or resale of the Warrant Shares: The undersigned holder is aware that the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The undersigned understands that reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Exercise Notice.

The undersigned holder represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Warrant Shares, (2) it has had the opportunity to ask questions concerning the Warrant Shares and all questions posed have been answered to its satisfaction, (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Warrant Shares and the Company and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Warrant Shares and to make an informed investment decision relating thereto.

The undersigned holder hereby represents and warrants that it is purchasing the Warrant Shares for its own account for investment and not with a view to the sale or distribution of all or any part of the Warrant Shares.

The undersigned holder understands that because the Warrant Shares have not been registered under the Securities Act, it must continue to bear the economic risk of the investment for an indefinite period of time and the Warrant Shares cannot be sold unless it is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

The undersigned holder agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Warrant Shares unless (1) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Warrant Shares, or (2) the Company receives an opinion satisfactory to the Company of the undersigned holder’s legal counsel stating that such transaction is exempt from registration. The undersigned holder consents to the placing of a legend on its certificate for the Warrant Shares stating that the Warrant Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Warrant Shares until the Warrant Shares may be legally resold or distributed without restriction.]

The undersigned holder has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Warrant Shares.

Date:                          ,

ACKNOWLEDGED AND AGREED TO BY THE HOLDER:

(Holder)

By:
(Signature)
Name:
Title:

Address:

Email:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company, LLC to issue the above indicated number of shares of Common Stock on or prior to the applicable Share Delivery Date.

DICERNA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of capital stock covered thereby set forth below, unto:

Name of Assignee	Address/Facsimile Number	No. of Shares

ACKNOWLEDGED AND AGREED TO BY THE HOLDER:

(Holder)

By:

(Signature)
Name:
Title:

Address:

Email:

EXHIBIT C

NOTICE OF CONVERSION BLOCKER ELECTION

Dicerna Pharmaceuticals, Inc.

87 Cambridgepark Drive

Cambridge, MA 02140

Ladies and Gentlemen:

Pursuant to and in accordance with Section 1(f) of Warrant No. CS-[●] (the “Warrant”), the undersigned holder hereby elects that, effective as of the date hereof, the undersigned shall not be entitled to effect an exercise of any portion of the Common Stock underlying the Warrant (the “Warrant Shares”), and any such exercise shall be null and void and treated as if never made, in each case, to the extent that, after giving effect to such exercise, the undersigned, together with all other Attribution Parties, collectively would beneficially own in excess of [9.99]% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (such percentage to be computed in accordance with Section 1(f) of the Warrant).

Capitalized terms used herein and not defined herein shall have the meaning given to such terms in the Warrant.

The undersigned has caused this Notice of Conversion Blocker Election to be executed by the undersigned’s respective authorized person(s), hereunto duly authorized, as of the date set forth below.

[INVESTOR]

By:
Name:
Title:

Date:

Exhibit B

Form of Amendment to Registration Rights Agreement

EXHIBIT B

FIRST AMENDMENT

TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into this [●]th day of December, 2017, and amends that certain Amended and Restated Registration Rights Agreement dated as of April 11, 2017 (the “Registration Rights Agreement”) by and among the Company and the Investors (as defined therein) . Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Registration Rights Agreement.

WHEREAS, Investors are the holders of an aggregate of 700,000 shares of Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Redeemable Convertible Preferred Stock”);

WHEREAS, pursuant to the Registration Rights Agreement, Investors have the right to require the Company, upon notice and in compliance with the terms and conditions set forth in the Registration Rights Agreement, to prepare and file with the Securities and Exchange Commission a Registration Statement covering the Registrable Securities, including shares of common stock issuable upon conversion of the Redeemable Convertible Preferred Stock;

WHEREAS, the Company and the Investors have entered into a letter agreement dated [●], 2017 (the “Letter Agreement”), pursuant to which each such Investor has agreed, among other things, subject to certain conditions, (i) to exercise its option to convert its Redeemable Convertible Preferred Stock and (ii) to the redemption of any shares of Redeemable Convertible Preferred Stock that remain unconverted following such optional conversion pursuant to the application of conversion blockers;

WHEREAS, in connection with the Letter Agreement, the Parties desire to amend the definition of “Registrable Securities” in the Registration Rights Agreement; and

WHEREAS, Section 4.6 of the Registration Rights Agreement provides that any provision of the Registration Rights Agreement may be amended or waived by the prior written consent of (i) the Company and (ii) the Requisite Investors and that consent to this waiver of registration rights and related notice provisions by the Requisite Investors will bind all investors party to the Registration Rights Agreement and their Permitted Transferees.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment of Registration Rights Agreement.

(a) In ARTICLE II, Section 2.1 of the Registration Rights Agreement, the definition of “Registrable Securities” shall be deleted in its entirety and replaced as follows:

“Registrable Securities” means (i) all shares of Common Stock held as of April 11, 2017; (ii) all shares of Common Stock issuable upon exercise, conversion or exchange of any option, warrant or convertible security outstanding as of April 11, 2017 and not then subject to vesting or forfeiture to the Company (including, for the avoidance of doubt, any Conversion Shares into which the Preferred Stock is convertible from time to time after April 11, 2017 and any additional shares of Common Stock received in lieu of pre-funded warrants and in respect of additional dividend accruals pursuant Section 4(a)(i) and 4(d) of the Letter Agreement dated [●], 2017 by and among the Company and the Investors), (iii) all shares of Common Stock issuable upon the exercise of pre-funded warrants, which warrants were issued to any Holder on or prior to December 31, 2017, (iv) all shares of Common Stock acquired from the Company by Affiliates in the Follow-on Offering, and (v) all shares of Common Stock directly or indirectly issued or then issuable with respect to the securities referred to in clauses (i), (ii), (iii) or (iv) above by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (1) such securities shall have been disposed of in accordance with an effective Registration Statement, (2) such securities shall have been Transferred pursuant to Rule 144, (3) such holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Holder (it being understood that a written opinion of counsel reasonably acceptable to the Company to the effect that such securities may be so offered and sold and that any restrictive legends on the securities may be removed shall be conclusive evidence that this clause (3) has been satisfied), (4) such securities shall have been otherwise transferred and a new certificate for it not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the Holder thereof shall exist under the Securities Act, or (5) such securities shall have ceased to be outstanding. Follow-on Offering shall mean the Company’s offer, issue and sale of certain shares of the Company’s Common Stock through a follow-on public offering with gross proceeds to the Company of at least $40 million consummated or prior to January 2, 2018.

3. Governing Law. This Amendment and all claims arising out of or based upon this Amendment or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

4. Effect of this Amendment. Except as specifically amended as set forth herein, each term and condition of the Registration Rights Agreement shall continue in full force and effect.

5. Reference to and Effect on the Agreement. On or after the date hereof, each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “herein,” or words of like import shall mean and be a reference to the Registration Rights Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Registration Rights Agreement, a reference to the Registration Rights Agreement in any of such to be deemed a reference to the Registration Rights Agreement as amended hereby.

6. Counterparts; Facsimile Signatures. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The exchange of copies hereof, including signature pages hereto, by facsimile, e-mail or other means of electronic transmission shall constitute effective execution and delivery hereof as to the parties and may be used in lieu of the original letter agreement for all purposes and shall be deemed to be original signatures for all purposes.

7. Further Assurances. Each party hereto agrees to cooperate fully with the other parties hereto and to execute and deliver, or cause to be executed and delivered, such further agreements, instruments and documents and to give such further written assurance and take such further acts as may be reasonably requested by any other party hereto to evidence and reflect the transactions contemplated by this Amendment and to carry into effect the intents and purposes of this Amendment.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Registration Rights Agreement as of the date first above written.

Company:	DICERNA PHARMACEUTICALS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Investors:	Bain Capital Life Sciences Fund, L.P.
By: Bain Capital Life Sciences Partners, LP,
its general partner
By: Bain Capital Life Sciences Investors, LLC
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street
Boston, MA 02116

BCIP Life Sciences Associates, LP
By: Boylston Coinvestors, LLC
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street
Boston, MA 02116

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Cormorant Private Healthcare Fund I, LP
By: Cormorant Private Healthcare GP, LLC,
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

Cormorant Global Healthcare Master Fund, LP
By: Cormorant Global Healthcare GP, LLC,
its general partner

By:
Name:
Title:

Address:
200 Clarendon Street, 52nd Floor
Boston, MA 02116

CRMA SPV, L.P.
By: Cormorant Asset Management, LLC,
its Special Limited Partner

By:
Name:
Title:

Address:
PO Box 309
Ugland House, Grand Cayman
KY1-1104, Cayman Islands

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Domain Partners VIII, L.P.
By: One Palmer Square Associates VIII, LLC
its general partner

By:
Name:
Title:

Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

DP VIII Associates, L.P.
By: One Palmer Square Associates VIII, LLC
its general partner

By:
Name:
Title:

Address:
One Palmer Square, Suite 515
Princeton, NJ 08542

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

EcoR1 Capital Fund, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:
Name:
Title:

Address:
409 Illinois Street
San Francisco, CA 94158

EcoR1 Capital Fund Qualified, L.P.
By: EcoR1 Capital, LLC,
its general partner

By:
Name:
Title:

Address:
409 Illinois Street
San Francisco, CA 94158

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

RA Capital Healthcare Fund, L.P.
By: RA Capital Management, LLC,
its general partner

By:
Name:
Title:

Address:
20 Park Plaza, Suite 1200
Boston, MA 02116

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Blackwell Partners LLC – Series A

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Address:
280 S. Mangum Street, Suite 210
Durham, NC 27701

RTW Master Fund, LTD

By:
Name:
Title:

Address:
250 West 55th Street, 16th Floor, Suite A
New York, NY 10019

RTW Innovation Master Fund, LTD

By:
Name:
Title:

Address:
250 West 55th Street, 16th Floor, Suite A New York, NY 10019

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Skyline Venture Partners V, L.P.
By: Skyline Venture Management V, LLC,
its general partner

By:
Name:
Title:

Address:
525 University Avenue, Suite 1350
Palo Alto, CA 94301

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]